                                                                    EXHIBIT 99.1

                       NATIONWIDE FINANCIAL SERVICES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ____________, 2002

The undersigned hereby constitutes and appoints _____________________, __________________ and __________________, each or any of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Nationwide Financial Services, Inc. ("NFS") which the undersigned may be entitled to vote at the Special Meeting of Shareholders of NFS, to be held at One Nationwide Plaza, Columbus, Ohio, on __________, 2002, at _______, Eastern time, and at any adjournment thereof, as follows:

                        [Continued on the reverse side.]

                              FOLD AND DETACH HERE

                                                                    EXHIBIT 99.1

                                 SPECIAL MEETING
                                       OF
                       NATIONWIDE FINANCIAL SERVICES, INC.

                                __________, 2002

                                   ----------
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                     AGENDA

[ ] APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK OF NATIONWIDE FINANCIAL SERVICES, INC. IN CONNECTION WITH THE MERGER TRANSACTION BETWEEN NFS AND PROVIDENT MUTUAL LIFE INSURANCE COMPANY

[X] Please mark your
    votes as in this
    example

--------------------------------------------------------------------------------
              A vote FOR is recommended by the Board of Directors.
--------------------------------------------------------------------------------

1. Approval of the issuance of shares of        FOR       AGAINST    ABSTAIN
   Class A common stock of Nationwide           [ ]         [ ]        [ ]
   Financial Services, Inc.

--------------------------------------------------------------------------------
This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR approval of the issuance of shares of Class A common stock of NFS.

The undersigned hereby acknowledges receipt of the notice of Special Meeting and the Joint Proxy Statement/Prospectus, each dated __________, 2002.

This proxy should be dated and signed by the shareholder exactly as his or her name appears herein and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SIGNATURE(S)                                                                DATE